Exhibit 10.69

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into between Belmont Bay, L.C., Belmont Town Center Associates, LLC, Belmont Town Center Umbrella Association, Inc., Belmont Bay Homeowners Association, Inc. (collectively “the Belmont entities”); and Comstock Belmont Bay 89, L.C. (also known as Comstock Belmont Bay 8 & 9, Inc.) and Comstock Homebuilding Companies, Inc. (collectively “the Comstock entities”); and Premier Title, Inc.; and Donald J. Creasy and Stephen P. Caruthers and James R. Epstein and Lawrence A. Wilkes (collectively the “Individual Defendants”); and EFO Capital Management, Inc., Eric-Belmont Associates, LLC, Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC and Harbor Side I Associates, LLC (the “Epstein entities”); and WVS Development Associates LLC, as of the          day of June, 2009.

WHEREAS, Belmont Bay L.C. is a Virginia limited liability company that developed, subdivided, rezoned and conveyed various Land Bays in that certain planned community commonly known as “Belmont Town Center” in Prince William County, Virginia, and that currently owns certain parcels of land commonly referred to as “Land Bays” located in Belmont Town Center, and

WHEREAS, Belmont Town Center Associates, LLC is a Delaware limited liability company that owns certain Land Bays and other real property located in Belmont Town Center in Prince William County, Virginia,

WHEREAS, Belmont Town Center Umbrella Association, Inc. is a Virginia nonstock corporation created to, among other things, enforce the land use covenants, conditions and restrictions that govern the development of “Belmont Town Center”, and which owns and / or controls certain common areas, buffer zones and easements over property located in Belmont Town Center, and

WHEREAS Comstock Belmont Bay 89, L.C. acquired a portion of Belmont Town Center consisting of 4.6761 acres, more or less, of land known as “Phase 1” as defined in the Purchase and Sale Agreement dated as of June 28, 2002, as amended by Nineteen Amendments through March 9, 2006 (the “Purchase and Sale Agreement”) from Belmont Bay L.C. on or about March 26, 2006 subject to the common development plan for Belmont Town Center, the provisions of the Prince William County Zoning ordinance, the Special Use Permit No. 99-0014, the Proffers, Conditions and Waivers associated therewith and the Covenants Conditions and Restrictions of record, including the Design Guidelines, and

WHEREAS Comstock Belmont Bay 89, L.C. entered into a Deferred Purchase Money Note in the face amount of $1,664,000.00 with a maturity date of March 26, 2007, and

WHEREAS Comstock Homebuilding Companies, Inc. is the parent company of Comstock Belmont Bay 89, L.C. and the guarantor of the Deferred Purchase Money Note made by Comstock Belmont Bay 89, L.C., and

WHEREAS Comstock Belmont Bay 89, L.C. submitted a final site plan for Phase 1 in or about December 2005 designating the use of all 112 dwelling units located within Phase 1 as age-restricted units and, in or about November 2007, subjected a portion of Phase 1, consisting of          acres and containing 28 dwelling units to a Declaration of Condominium of Beacon Park I Condominium (the “Condominium Declaration”), which it recorded among the land records of Prince William County, Virginia, as Instrument Number 200711300129374 and the associated Plats for which are recorded as Instruments No. 200711300129375 and 200711300129376, and

WHEREAS Comstock Belmont Bay 89, L.C. submitted a revised final site plan for Phase 1 to Prince William County officials in or about October 2007 that purported to change the use of all 112 dwelling units as non-age-restricted units and subsequently recorded a “Beacon Park I Condominium Declarant Election Form” as Instrument No. 200803030019281 among the Prince William County land records, without obtaining the approval of the Design Review Committee of Belmont Town Center; and

WHEREAS Donald J. Creasy is a member of Belmont Bay, L.C. and an Officer and Director of Belmont Town Center Umbrella Association, Inc.; and

WHEREAS Stephen P. Caruthers is a member of Belmont Bay, L.C., a member of the Design Review Committee for Belmont Town Center and an Officer and Director of Belmont Town Center Umbrella Association, Inc.; and

WHEREAS Lawrence A. Wilkes is a member of the Design Review Committee for Belmont Town Center; and

WHEREAS James R. Epstein is the Chairman of EFO Capital Management, Inc., a member of the Design Review Committee for Belmont Town Center and a Director of Belmont Town Center Umbrella Association, Inc.; and

WHEREAS EFO Capital Management, Inc. is the manager of Eric-Belmont Associates LLC; and

WHEREAS Eric-Belmont Associates, LLC is the owner of certain real property in Belmont Town Center in Woodbridge, Virginia; and

WHEREAS Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC and Harbor Side I Associates, LLC, are declarants of respective condominium regimes at Belmont Town Center in Woodbridge, Virginia; and

WHEREAS, the Belmont entities and the Comstock entities have filed claims and counterclaims against each other in certain actions styled Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Comstock Home Building Companies, Inc., Civil Action No. 2008-7172, Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Premier Title, Inc., Civil Action No. 2008-7173, Belmont Bay, L.C., Belmont Town Center Associates LLC and Belmont Town Center Umbrella Association, Inc. v. Comstock Belmont Bay 89, L.C., Civil Action No. 2008-12268, and Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Civil Action No. 2009-523, which were consolidated for trial in the Circuit Court of Fairfax County (collectively the “Consolidated Fairfax Actions”); Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Civil Action No. 88853 (the “Prince William Action”); and

WHEREAS, the parties desire to resolve all outstanding issues between them and to compromise and settle all of their respective claims against each other,

WHEREFORE, in consideration of the promises and agreement contained herein, and for good and adequate consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Consent Judgments Against Comstock Belmont Bay 89, L.C.

Comstock Belmont Bay 89, L.C. hereby consents to the entry of each of the Final Consent Judgment Orders which are attached hereto and incorporated by reference as Exhibits 1- 4 granting judgment against it in each of the following cases based on the stipulations set forth in each such Final Consent Judgment Order:

a. Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Premier Title, Inc., Fairfax County Civil Action No. 2008-7173 (Exhibit 1);

b. Belmont Bay, L.C., Belmont Town Center Associates LLC and Belmont Town Center Umbrella Association, Inc. v. Comstock Belmont Bay 89, L.C., Fairfax County Civil Action No. 2008-12268 (Exhibit 2);

c. Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523 (Exhibit 3); and

d. Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853 (Exhibit 4).

Belmont Bay, L.C., Comstock Belmont Bay 89, L.C., and Comstock Homebuilding Companies, Inc., hereby consent and agree to the entry of the Final Consent Judgment Order attached hereto as Exhibit 5 in Belmont Bay, L.C. v Comstock Belmont Bay 89, L.C., and Comstock Homebuilding Companies, Inc., Fairfax County Civil Action No. CL 2008-7172

Every party to each and every Final Consent Judgment Order hereby irrevocably waives its or his right to appeal from each and every Final Consent Judgment Order.

2.	Entry of Final Consent Judgment Orders.

Simultaneously with the execution of this Agreement, Comstock Belmont Bay 89, L.C. shall authorize its counsel to endorse, and its counsel shall endorse, the Final Consent Judgment Orders attached hereto as Exhibits 1-4, the endorsed originals of which shall be delivered to counsel for Belmont Bay, L.C. Counsel for Belmont Bay, L.C. shall file the endorsed Final Consent Judgment Orders in the Consolidated Fairfax Actions and the Prince William Action. Each party shall bear their own costs, expenses, and attorney’s fees in the preparation, review and submission of the Final Consent Judgment Orders, and in the Consolidated Fairfax Actions and the Prince William Action.

3.	Release of Liability on the Deferred Purchase Money Note and Guaranty.

Upon the entry by the Court of all of the Final Consent Judgment Orders referred to in Paragraph 1 of this Agreement, Belmont Bay, L.C. hereby releases, acquits, remises, and forever discharges Comstock Belmont Bay 89, L.C. and Comstock Homebuilding Companies, Inc. their affiliated entities and each of their past, present or future directors, officers, members or employees (collectively referred to as the “Comstock Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendors liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which Belmont Bay, L.C. had, now has or may have against each, all, or any of the Comstock Releasees, in any combination thereof, arising out of (1) the Deferred Purchase Money Note and Deferred Purchase Money Guaranty and (2) any claims which were asserted or could have been asserted by Belmont Bay, L.C. in Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Comstock Home Building Companies, Inc., Fairfax County Civil Action No. 2008-7172. Belmont Bay, L.C. agrees to return the original Deferred Purchase Promissory Note and Deferred Purchase Money Guaranty to counsel for Comstock Belmont Bay 89, L.C. and Comstock Homebuilding Companies, Inc. 91 days after entry of the Final Consent Judgment Orders.

Should either of Comstock Belmont Bay 89, L.C. or Comstock Homebuilding Companies, Inc. file a petition, voluntary or involuntary, under any Chapter of Title 11 of the United States Code, as amended, within 90 days of the entry of the Final Consent Judgment Orders and as a result of such filing, an adversary proceeding or other similar action is filed in such case that results in the Final Consent Judgment Orders being set aside, then the release given hereby shall be null and void and of no force and effect from its inception, and Belmont Bay, L.C. shall not be obliged to return the original Deferred Purchase Promissory Note and Deferred Purchase Money Guaranty to counsel for Comstock Belmont Bay 89, L.C. and Comstock Homebuilding Companies, Inc. in accordance with the immediately preceding paragraph.

Belmont Bay, L.C. also expressly covenants and agrees not to sue the Comstock Releasees for any claim arising out of the Purchase and Sale Agreement, as amended by Amendments One through Nineteen, that gave rise to the Deferred Purchase Money Note or Guaranty or the cancellation of that Purchase and Sale Agreement by the Final Consent Judgment Order, except in an action for the purpose of enforcing the terms of this Agreement or as an additional party joined in any claim, counterclaim, cross claim or third party claim asserted in an action by any individual or entity asserting claims as an assignee of Comstock Belmont Bay 89, L.C. under that Purchase and Sale Agreement.

4.	Release of the Belmont Entities.

Comstock Belmont Bay 89, LC releases, acquits, remises, and forever discharges Belmont Bay, L.C., Belmont Town Center Associates, LLC, Belmont Town Center Umbrella Association, Inc. and Belmont Bay Homeowners Association, Inc., their affiliated entities and each of their past, present or future directors, officers, members or employees (collectively referred to as the “Belmont Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s and other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which Comstock Belmont Bay 89, L.C. had, now has or may have against each, all, or any of the Belmont Releasees, in any combination thereof, arising out of (1) the Purchase and Sale Agreement, as amended by Amendments One through Nineteen, (2) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523, (3) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853, (4) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Comstock Home Building Companies, Inc., Fairfax County Civil Action No. 2008-7172, (5) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Premier Title, Inc., Fairfax County Civil Action No. 2008-7173, and (6) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Belmont Bay, L.C., Belmont Town Center Associates LLC and Belmont Town Center Umbrella Association, Inc. v. Comstock Belmont Bay 89, L.C., Fairfax County Civil Action No. 2008-12268.

5.	Release of the Individual Defendants.

Comstock Belmont Bay 89, L.C. hereby irrevocably and unconditionally releases, acquits, remises, and forever discharges Donald J. Creasy, Stephen P. Caruthers, James R. Epstein and Lawrence A. Wilkes, their successors, heirs, assigns, beneficiaries, and estate (collectively referred to as the “Individual Releasees”) from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief, including, but not limited to, any claim which Comstock Belmont Bay 89, L.C. had, now has or may have against each, all, or any of the Individual Releasees, in any combination thereof, arising out of (1) Comstock Belmont Bay 89, L.C.’s ownership or development of, and every other matter or thing related to, Phase 1 of Belmont Town Center and Beacon Park Condominium or Phase 2, Land Bays J and K, Belmont Town Center, (2) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523, and (3) any

claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853.

6.	Release of the Epstein Entities.

Comstock Belmont Bay 89, L.C. releases, acquits, remises, and forever discharges EFO Capital Management, Inc., Eric-Belmont Associates LLC, Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC and Harbor Side I Associates, LLC, and their affiliated entities and each of their past, present or future directors, officers, members or employees (collectively referred to as the “Epstein Releasees”), and any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s or other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which Comstock Belmont Bay 89, L.C. had, now has or may have against each, all, or any of the Epstein Releasees, in any combination thereof, arising out of (1) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523 and (2) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853.

7.	Release of WVS Development Associates LLC.

Comstock Belmont Bay 89, L.C. releases, acquits, remises, and forever discharges WVS Development Associates LLC, its affiliated entities and its past, present or future directors, officers, members or employees, or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendors liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which Comstock Belmont Bay 89, L.C. had, now has or may have against WVS Development Associates LLC arising out of (1) any claims which were asserted or could have been asserted by Comstock Belmont Bay 89, L.C. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853.

8.	Release of the Comstock Entities.

(a) Belmont Bay, L.C., Belmont Town Center Associates, LLC, Belmont Town Center Umbrella Association, Inc. Belmont Bay Homeowners Association, Inc., (collectively, for purposes of this paragraph only, the “Belmont Releasors”) release, acquit, remise, and forever discharge Comstock Belmont Bay 89, L.C., its affiliated entities and each of its past, present or future directors, officers, members or employees (collectively referred to as the “Comstock BB 89 Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s and other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which the Belmont Releasors had, now has or may have against each, all, or any of the Comstock BB 89 Releasees, in any combination thereof, arising out of (1) the Purchase and Sale Agreement, as amended by Amendments One through Nineteen, (2)

any claims which were asserted or could have been asserted by the Belmont Releasors in Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523, (3) any claims which were asserted or could have been asserted by the BelmontReleasors in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853, (4) any claims which were asserted or could have been asserted by the Belmont Releasors in Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Comstock Home Building Companies, Inc., Fairfax County Civil Action No. 2008-7172, (5) any claims which were asserted or could have been asserted by the Belmont Releasors in Belmont Bay, L.C. v. Comstock Belmont Bay 89, L.C. and Premier Title, Inc., Fairfax County Civil Action No. 2008-7173, and (6) any claims which were asserted or could have been asserted by the Belmont Releasors in Belmont Bay, L.C., Belmont Town Center Associates LLC and Belmont Town Center Umbrella Association, Inc. v. Comstock Belmont Bay 89, L.C., Fairfax County Civil Action No. 2008-12268, except that this release does not include and does not operate to release the Final Consent Judgment Orders or the obligations and claims created thereby.

(b) Donald J. Creasy, Stephen P. Caruthers, James R. Epstein and Lawrence A. Wilkes, their successors, heirs, assigns, beneficiaries, and estate (collectively, for purposes of this paragraph only, the “Individual Releasors”) release, acquit, remise, and forever discharge Comstock Belmont Bay 89, L.C., its affiliated entities and each of its past, present or future directors, officers, members or employees (collectively referred to as the “Comstock BB 89 Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s and other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which the Individual Releasors had, now has or may have against each, all, or any of the Comstock BB 89 Releasees, in any combination thereof, arising out of (1) Comstock Belmont Bay 89, L.C.’s ownership or development of, and every other matter or thing related to, Phase 1 of Belmont Town Center and Beacon Park Condominium or Phase 2, Land Bays J and K, Belmont Town Center, (2) any claims which were asserted or could have been asserted by the Individual Releasors in Comstock Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523, (3) any claims which were asserted or could have been asserted by the Individual Releasors. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC,

Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853, except that this release does not include and does not operate to release the Final Consent Judgment Orders or the obligations and claims created thereby.

(c) EFO Capital Management, Inc., Eric-Belmont Associates LLC, Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC and Harbor Side I Associates, LLC, and their affiliated entities and each of their past, present or future directors, officers, members or employees, (collectively, for purposes of this paragraph only, the “Epstein Releasors”) release, acquit, remise, and forever discharge Comstock Belmont Bay 89, L.C., its affiliated entities and each of its past, present or future directors, officers, members or employees (collectively referred to as the “Comstock BB 89 Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s and other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which the Epstein Releasors had, now has or may have against each, all, or any of the Comstock BB 89 Releasees, in any combination thereof, arising out of (1) any claims which were asserted or could have been asserted by the Epstein Releasors in Comstock

Belmont Bay 89, L.C. v. Lawrence A. Wilkes, James R. Epstein, Stephen P. Caruthers, Belmont Bay, L.C., Donald J. Creasy, EFO Capital Management, Inc. and Eric-Belmont Associates LLC, Fairfax County Civil Action No. 2009-523, (2) any claims which were asserted or could have been asserted by the Epstein Releasors. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853, except that this release does not include and does not operate to release the Final Consent Judgment Orders or the obligations and claims created thereby.

(d) WVS Development Associates LLC, its affiliated entities and its past, present or future officers, directors, members or employees (collectively, for purposes of this paragraph only, the “WVS Releasors”) release, acquit, remise, and forever discharge Comstock Belmont Bay 89, L.C., its affiliated entities and each of its past, present or future directors, officers, members or employees (collectively referred to as the “Comstock BB 89 Releasees”), or any of them, from any and all actions, allegations, charges, complaints, claims, demands, debts, liabilities, indemnities, agreements, damages, vendor’s and other liens, actions, causes of action, suits, rights, costs, expenses (including attorneys’ fees and costs actually incurred) or things of any nature whatsoever and in any capacity whatsoever, known or unknown, suspected or unsuspected, vested or contingent, accrued or not accrued, liquidated or not liquidated, direct, derivative or subrogated, or any other theory of recovery under federal, state or foreign law and whether for compensatory, punitive damages, or other equitable relief which the Releasors had, now has or may have against each, all, or any of the Comstock BB 89 Releasees, in any combination thereof, arising out of (1) any claims which were asserted or could have been asserted by the WVS Releasors. in Comstock Belmont Bay 89, L.C v. Harbor Point West Associates, LLC, Harbor Point East Associates, LLC, Harbor View Associates, LLC, Harbor Side I Associates, LLC, Belmont Town Center Associates LLC, Stephen P. Caruthers, James Epstein, Eric-Belmont Associates, LLC, WVS Development Associates LLC, Lawrence Wilkes and Belmont Bay Homeowners Association, Inc., Prince William County Civil Action No. 88853, except that this release does not include and does not operate to release the Final Consent Judgment Orders or the obligations and claims created thereby.

(e) If the events described in Section 3(b) hereof occur, then the releases given hereby shall be null and void and of no force and effect from their inception.

8.1	No Release of this Agreement.

Notwithstanding anything to the contrary in the foregoing paragraphs 3 through 8, nothing herein releases any of the released parties from any claim arising out of this Agreement or any breach hereof.

8.2	All parties Represented by Counsel.

Each party represents that he or it has carefully read and fully understands all the provisions of this Agreement, that there has been an adequate opportunity to consult with an attorney regarding this Agreement, and that he or it is executing this Agreement voluntarily because he or it wishes to take advantage of the consideration provided.

9.	Fully Integrated Settlement Agreement.

Each party hereto represents and acknowledges for himself or itself that in executing this Agreement, he or it does not rely upon, and has not relied upon, any representation or statement not set forth herein. This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto. The parties acknowledge that there are no agreements, understandings, warranties or representations between them other than those set forth herein.

10.	Further Assurances

Each party hereto agrees that they are sole legal owners of all rights, title and interest in all claims or other matters arising from the subject matter of this Agreement, and that they have not assigned or transferred, or purported to assign or transfer, to any person or entity, any claim or other matter released herein.

11.	Choice of Law

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia excluding its choice of law rules.

13.	Prevailing Party Attorneys Fees

If any proceeding is initiated by any party against another party to enforce this Agreement, the party prevailing in such litigation or proceeding shall be entitled to recover in addition to damages allowed by law and other relief, all court costs and reasonable attorney fees incurred in connection therewith.

14.	Severability

If, at any time after the effective date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, or void such provision shall be of no force and effect. The illegality or unenforceability of such provision, however, shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement.

15.	Counterparts

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

WITNESS the execution of this Agreement effective as of the day and year first set forth above:

Belmont Bay, L.C.

By:
Donald J. Creasy, Manager

By:
Charles P. Miller, Manager

Belmont Town Center Associates, LLC

By:
Stephen P. Caruthers, Manager

By:
James R. Epstein, Manager

Belmont Town Center Umbrella Association, Inc.

By:
Donald J. Creasy
Its: Treasurer

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Belmont Bay Homeowners Association, Inc.

By:
Donald J. Creasy,
Its: Secretary/Treasurer

Comstock Belmont Bay 89, L.C. (also known as Comstock Belmont Bay 8 & 9, L.C.)
by Comstock Homebuilding Company, Inc., Manager

By:
Gregory V. Benson
Its: Chief Operating Officer

Comstock Homebuilding Companies, Inc.

By:
Gregory V. Benson
Its: Chief Operating Officer

Premier Title, Inc.

By:
Gregory D. Haight,
Its: Secretary/Treasurer

Donald J. Creasy

Stephen P. Caruthers

James R. Epstein

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Lawrence A. Wilkes

EFO Capital Management, Inc.

By:
J. Mitchell Neitzey, President

Eric-Belmont Associates, LLC by EFO Capital Management, Inc., Manager

By:
J. Mitchell Neitzey
Its: President

Harbor Point West Associates, LLC by EFO Capital Management, Inc., Non-Member Manager

By:
J. Mitchell Neitzey
Its: President

Harbor Point East Associates, LLC by EFO Capital Management, Inc., Non-Member Manager

By:
J. Mitchell Neitzey
Its: President

Harbor View Associates, LLC by EFO Capital Management, Inc., Non-Member Manager

By:
J. Mitchell Neitzey
Its: President

[SIGNATURES CONTINUE ON NEXT PAGE]

Harbor Side I Associates, LLC
by EFO Capital Management, Inc., Non-Member Manager

By:
J. Mitchell Neitzey
Its: President

WVS Development Associates LLC

By:

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